Deposits	12 Months Ended
Dec. 31, 2015
Deposits [Abstract]
Deposits

NOTE 8 - DEPOSITS

Time deposits at December 31, 2015 and 2014 include individual deposits greater than $250,000 approximating $3,392,941 and  $3,046,208, respectively.  Interest expense on time deposits greater than $250,000 approximated $22,912 for 2015, and $37,123 for 2014.

At December 31, 2015, time deposits approximated $148,485,689 and were scheduled to mature as follows: 2016, $73,559,404; 2017, $49,891,270; 2018, $7,724,583; 2019, $5,184,146; 2020, $11,702,146; and thereafter, $424,140.

Certain directors and executive officers, including their immediate families and companies in which they are principal owners, are depositors of the Corporation.  Such deposits amounted to $3,704,947, and $4,616,970 at December 31, 2015, and 2014, respectively.

Overdrafted deposit accounts reclassified as loans amounted to $63,654 and $126,804 at December 31, 2015 and 2014, respectively.